Exhibit 32

     CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to his knowledge, (I) the Form 10-QSB filed by TPI Land Development III Limited Partnership (the "Issuer") for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (II) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                    TPI LAND DEVELOPMENT III LIMITED PARTNERSHIP

Date: August 7, 2003               By: /s/ Lawrie Porter, Managing Member,
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                                      Investors Recover Group, LLC, General
                                      Partner
                                      Lawrie Porter,
                                      Principal Executive and Financial Officer